UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2024

Keyarch Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 39th Floor

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 4, 2024 (the “Closing Date”),  Keyarch Acquisition Corporation, a Cayman Islands exempted company (the “Company” or “Keyarch”), and ZOOZ Power Ltd. (TASE: ZOOZ), a limited liability company organized under the laws of the State of Israel (“ZOOZ”), consummated (the “Closing”) their previously announced business combination (the “Business Combination”), pursuant to that certain Business Combination Agreement, dated as of July 30, 2023 (as amended on February 9, 2024, March 8, 2024 and March 15, 2024, the “Business Combination Agreement”), by and among Keyarch, ZOOZ, ZOOZ Power Cayman, a Cayman Islands exempted company and a direct, wholly owned subsidiary of ZOOZ (“Merger Sub”), Keyarch Global Sponsor Limited, a Cayman Islands exempted company (the “Sponsor”), in the capacity as representative of specified shareholders of Keyarch after the effective time of the Business Combination, and, by a joinder agreement, Dan Weintraub in the capacity as representative of the pre-Closing shareholders of ZOOZ after the effective time of the Business Combination. Pursuant to the Closing, Keyarch became a direct, wholly-owned subsidiary of ZOOZ.

In connection to the Closing of the Business Combination, ZOOZ’s ordinary shares and public warrants began trading on the Nasdaq Capital Market under the ticker symbols “ZOOZ” and “ZOOZW”, respectively, on April 5, 2024.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth the Introductory Note of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference in its entirety. In connection with the consummation of Business Combination, the parties to the Business Combination entered into the following agreements:

Assignment, Assumption and Amendment to Warrant Agreements

In connection with the Closing, ZOOZ, Keyarch and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent (the “Warrant Agent”), entered into the Assignment, Assumption and Amendment to Public Warrant Agreement (the “Public Warrant Amendment”), dated as of April 4, 2024, which amends that certain Public Warrant Agreement, dated as of January 24, 2022 (“Public Warrant Agreement”), and filed with the Securities and Exchange Commission (“SEC”) on January 27, 2022. Separately, ZOOZ, Keyarch, and the Warrant Agent entered into the Assignment, Assumption and Amendment to Private Warrant Agreement (the “Private Warrant Amendment” and, together with the Public Warrant Amendment, the “Warrant Amendments”), dated as of April 4, 2024, which amends that certain Private Warrant Agreement, dated as of January 24, 2022 (“Private Warrant Agreement”), and filed with the SEC on January 27, 2022. Pursuant to the Warrant Amendments: (i) ZOOZ has assumed the obligations of Keyarch under the original Public Warrant Agreement and Private Warrant Agreement, and, among other things, ZOOZ has been added as a party thereto, and (ii) all references to Keyarch ordinary shares in the original Public Warrant Agreement and Private Warrant Agreement shall mean ZOOZ ordinary shares and all references to “Shareholders” shall mean ZOOZ shareholders.

The foregoing description of the Warrant Amendments is qualified in its entirety by reference to the full text of each of the Public Warrant Amendment and the Private Warrant Amendment, which are included as Exhibits 10.1 and 10.2, respectively, to this Report and incorporated herein by reference.

Third-Party Transaction Expenses Arrangements

On and prior to the Closing, ZOOZ, Keyarch and other parties, including certain third-party vendors and service providers (“Vendors”), that provided services to Keyarch entered into certain agreements and transactions related to the Business Combination.

Modified Business Combination Marketing Obligations

As previously disclosed in the definitive proxy statement/prospectus filed by Keyarch on March 19, 2024 (as amended and supplemented, the “Proxy Statement”), pursuant to the Business Combination Marketing Agreement, dated as of January 24, 2022 (the “BCM Agreement”), Keyarch previously agreed to pay to EarlyBirdCapital, Inc., as representative of the underwriters from the Company’s initial public offering (“EBC”), a business combination marketing fee, as further disclosed in the Registration Statement on Form F-4 filed by ZOOZ, as amended and declared effective by the SEC on March 18, 2024 (the “Registration Statement”), including in Exhibit 10.7 to the Registration Statement, and described in the Proxy Statement. In connection with the Closing, Keyarch, ZOOZ and EBC agreed to amend the BCM Agreement (together with the exhibits attached thereto, the “BCM Agreement Amendment”). Pursuant to the BCM Agreement Amendment, Keyarch agreed to pay EBC a fee equal to $1,500,000, with $660,000 paid in cash to EBC at the Closing and the remaining $840,000 satisfied by a promissory note issued by the Sponsor and ZOOZ to EBC at the Closing.  At any time prior to the maturity date, the promissory note can be repaid in full by the transfer of a portion of the Sponsor’s ZOOZ ordinary shares (the “Escrowed Shares”) that were deposited into escrow at Closing or by certain mandatory cash payments out of the proceeds of certain future financings of ZOOZ. On the repayment date, all remaining outstanding obligations under the note shall be paid by the Sponsor by transfer of Escrowed Shares up to a maximum amount equal to the total number of Escrowed Shares then remaining in the escrow account. The price per Escrowed Share shall be equal to 90% of the VWAP of ZOOZ ordinary shares on Nasdaq for the five trailing trading days.

In addition to Keyarch’s obligation to deliver the Escrowed Shares to EBC, the terms of the BCM Agreement Amendment also include registration rights obligations to EBC with respect to the Escrowed Shares that may be transferred to it in accordance with the terms of the BCM Agreement Amendment and other specified obligations.

In connection with the BCM Agreement Amendment, the Sponsor, Keyarch and EBC entered into a letter agreement, dated as of April 4, 2024, to amend the Sponsor Letter Agreement described in the Registration Statement in order to provide for transfer of the Escrowed Shares (the “Sponsor Letter”).

The foregoing description of the BCM Agreement Amendment and the Sponsor Letter is qualified in each case in its entirety by the BCM Agreement Amendment, the form of which is filed as Exhibit 10.3 hereto, and the Sponsor Letter, the form of which is filed as Exhibit 10.4 hereto, and which in each case is incorporated herein by reference.

Other Agreements Related to Transaction Expenses

In connection with and in addition to the foregoing, in connection with the Closing, ZOOZ and Keyarch entered into or assumed, as applicable, certain other obligations to repay Business Combination transaction expenses otherwise due at Closing. These arrangements include fee modification agreements with Vendors pursuant to which the outstanding obligations due to Vendors may be satisfied by issuance of newly issued shares of ZOOZ issued at Closing.

 As previously disclosed, in connection with the extraordinary general meeting of Keyarch’s shareholders (the “EGM”), which EGM was held on March 27, 2024, the public shareholders of Keyarch had the right to elect to redeem all or a portion of their ordinary shares of Keyarch (“Public Shares”) for a per-share price calculated in accordance with the amended and restated memorandum and articles of association of Keyarch, as amended. As of the Closing, 2,010,480 Public Shares were redeemed in connection with the EGM.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

The information set forth the Introductory Note of this Report is incorporated herein by reference in its entirety.

On April 4, 2024, in connection with the consummation of the Business Combination, Keyarch notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to notify the SEC that Keyarch’s ordinary shares, warrants, rights and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the consummation of the Business Combination, Nasdaq determined to permanently suspend trading of Keyarch’s ordinary shares, warrants, rights and units prior to trading of ZOOZ ordinary shares and warrants pursuant to the Business Combination on April 5, 2024. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on April 5, 2024. Keyarch intends to file a Form 15 with the SEC in order to complete the deregistration of Keyarch’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Report is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth the Introductory Note of this Report is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth the Introductory Note of this Report is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Report is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Fang Zheng, Kai Xiong, Jing Lu, Mark Taborsky, Doug Rothschild and Mei Han ceased to be directors and/or officers of Keyarch.

Following the consummation of the Business Combination, Boaz Weizer was appointed to serve as the sole director of Keyarch.

Following the consummation of the Business Combination, Christine Y. Zhao, Sanqiang (Larry) Wang, Fang Zheng and Naama Zeldis were each appointed to serve as a director of ZOOZ.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth the Introductory Note of this Report is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, at the effective time of the Business Combination, Keyarch adopted the second amended and restated memorandum and articles of association, which is substantially in the form as described in the Proxy Statement, in accordance with Keyarch becoming a wholly-owned subsidiary of ZOOZ in connection with the Business Combination.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Assignment, Assumption and Amendment to Public Warrant Agreement.
10.2	Assignment, Assumption and Amendment to Private Warrant Agreement.
10.3†	Form of BCM Agreement Amendment.
10.4†	Form of Sponsor Letter.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2024	KEYARCH ACQUISITION CORPORATION

	By:	/s/ Boaz Weizer
		Name:	Boaz Weizer
		Title:	Director

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